UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 30, 2017

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2017-2

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-206684-05

Central Index Key Number of Issuing Entity: 0001705710

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-206684

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

61-6581116

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Santander Consumer USA Inc. (“SC”) entered into a Servicing Agreement, dated as of July 15, 2016 (the “Subservicing Agreement”), and a related Amended and Restated Program Portfolio Schedule (SDART Publicly Registered Transactions), dated as of January 31, 2017 (the “Program Portfolio Schedule”), with Santander Consumer International Puerto Rico LLC (the “Subservicer”), pursuant to which SC delegated to the Subservicer certain of its duties as servicer with respect to each portfolio of receivables that constitutes a “Program Portfolio” under the Subservicing Agreement.

On May 30, 2017 (the “Closing Date”), SC and Santander Drive Auto Receivables LLC (“Santander Drive”) entered into a Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), pursuant to which SC transferred to Santander Drive certain motor vehicle retail installment sales contracts and installment loans relating to certain new and used automobiles, light-duty trucks and vans (the “Receivables”) and related property. Santander Drive Auto Receivables Trust 2017-2 (the “Issuer”), a Delaware statutory trust, was established by a Trust Agreement dated as of April 21, 2017, which was amended and restated by an Amended and Restated Trust Agreement dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between Santander Drive and Wilmington Trust, National Association, as owner trustee. On the Closing Date, the Issuer entered into a Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with Santander Drive, as seller, SC, as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuer and pursuant to which SC agreed to act as servicer for the Receivables, which constitute a Program Portfolio. On the Closing Date, the Issuer, SC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into an Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables after satisfaction of certain conditions. Also, on the Closing Date, the Issuer entered into an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee. Pursuant to the Indenture, the Issuer caused the issuance of the following notes: the Class A-1 1.30000% Auto Loan Asset Backed Notes, the Class A-2 1.60% Auto Loan Asset Backed Notes, the Class A-3 1.87% Auto Loan Asset Backed Notes, the Class B 2.21% Auto Loan Asset Backed Notes, the Class C 2.79% Auto Loan Asset Backed Notes and the Class D 3.49% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”) and the Class E 4.99% Auto Loan Asset Backed Notes (the “Class E Notes” and, collectively with the Publicly Registered Notes, the “Notes”). Also pursuant to the Indenture, the Issuer granted a security interest in the Receivables and other related property to secure the Notes. Also on the Closing Date, the Issuer, SC, as administrator, and the Indenture Trustee entered into an Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by SC of certain administration services on behalf of the Issuer relating to the Notes. The Publicly Registered Notes were sold to J.P. Morgan Securities LLC, Santander Investment Securities Inc., SG Americas Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC (together, the “Underwriters”) pursuant to an Underwriting Agreement dated May 24, 2017, by and among SC, Santander Drive and J.P. Morgan Securities LLC, on behalf of itself and as representative of the Underwriters. The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), under a Registration Statement on Form SF-3 (Commission File No. 333-206684).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement, as Exhibit 99.1 is the Subservicing Agreement and as Exhibit 99.2 is the Program Portfolio Schedule.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of May 30, 2017, between the Issuer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated as of May 30, 2017, between SC and Santander Drive.

10.2	Sale and Servicing Agreement, dated as of May 30, 2017, among the Issuer, Santander Drive, SC and the Indenture Trustee.

10.3	Administration Agreement, dated as of May 30, 2017, among the Issuer, SC, as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated as of May 30, 2017, between Santander Drive and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee for the Issuer.

10.5	Asset Representations Review Agreement, dated as of May 30, 2017, among the Issuer, SC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

99.1	Servicing Agreement, dated as of July 15, 2016, by and between SC and the Subservicer.

99.2	Amended and Restated Program Portfolio Schedule (SDART Publicly Registered Transactions), dated as of January 31, 2017, by and between SC and the Subservicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2017	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Corey Henry
	Name:	Corey Henry
	Title:	Vice President